Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of Michael Cotoia and Janice Kelliher hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as Chief Executive Officer and Chief Financial Officer and Treasurer, respectively of TechTarget, Inc. (the Company), that, to his or her knowledge, the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2016 as filed with the Securities and Exchange Commission (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2016	By:	/s/ MICHAEL COTOIA
Michael Cotoia Chief Executive Officer

Date: May 9, 2016	By:	/s/ JANICE KELLIHER
Janice Kelliher Chief Financial Officer and Treasurer